UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) August 9, 2006

NICHOLAS FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	0-26680	8736-3354
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2454 McMullen Booth Road, Building C, Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K is being filed solely to correct certain numerical information contained in the table set forth under the caption “Item 1.01. Entry into a Material Definitive Agreement.”

Item 1.01 Entry into a Material Definitive Agreement.

At the 2006 Annual General Meeting of Nicholas Financial, Inc. (the “Company”) held on August 9, 2006, the Company’s shareholders approved the Nicholas Financial, Inc. Equity Incentive Plan (the “Plan”).

The purposes of the Plan are:

•	to attract, retain and reward individuals who serve as key employees and non-employee directors of the Company’s Board of Directors (the “Board”); and

•	to increase shareholder value by offering participants the opportunity to acquire Common shares or receive monetary payments based on the value of such Common shares. By providing stock-based awards to the Company’s key employees and non-employee directors, the Board believes those individuals will be provided an incentive to increase shareholder value.

The Plan is required to be administered by a committee of independent directors (currently the Compensation Committee) with respect to key employee participants and the Board with respect to non-employee director participants.

The Compensation Committee may grant awards under the Plan to any officer or other salaried key employee of the Company or its affiliates. As of August 9, 2006, there were approximately five officers and 100 other salaried key employees (not including officers) eligible to participate in the Plan. The Board may grant awards under the Plan to any director who is not an employee of the Company or its affiliates. As of August 9, 2006, there were three non-employee directors eligible to participate in the Plan.

The Plan provides that up to a total of 975,000 shares of the Company’s Common shares (subject to adjustment) are available for granting of awards under the Plan. The Plan authorizes the granting of: (a) stock options, which may be either incentive stock options meeting the requirements of section 422 of the Internal Revenue Code or non-qualified stock options; (b) restricted stock; and (c) performance shares.

While the Compensation Committee or Board, as the case may be, generally has discretion to determine the number of Common shares to which an award relates, it may not:

•	grant incentive stock options for more than 300,000 Common shares;

•	grant restricted stock for more than 300,000 Common shares;

•	grant options to any key employee participant during any fiscal year of the Company with respect to more than 50,000 Common shares;

•	grant more than 25,000 shares of restricted stock to any key employee participant during any fiscal year of the Company; or

•	grant an award of performance shares to any key employee participant during any fiscal year of the Company relating to more than 50,000 Common shares.

To the extent that any Common shares subject to an award under the Plan are not issued or if compensation measured in relation to Common shares is not paid because the award expires without having been exercised, or is cancelled, terminated, or forfeited without the issuance of Common shares or the payment of compensation, such shares will be available again for grants of awards under the Plan.

The Plan is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the 2006 Annual General Meeting of Shareholders held on August 9, 2006.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Upon shareholder approval of the Plan at the 2006 Annual General Meeting held on August 9, 2006, each non-employee director became entitled to receive 1,000 performance shares annually (immediately following the annual general meeting of shareholders each year) during his term as a director. The number of Common shares that a non-employee director shall be entitled to receive pursuant to such annual performance share award will depend upon the Company’s ability to meet fiscal year-to-fiscal year operating income growth targets, but will not exceed 1,000 Common shares.

In addition, upon shareholder approval of the Plan at the 2006 Annual General Meeting held on August 9, 2006, Peter L. Vosotas, the Company’s Chairman of the Board, Chief Executive Officer and President, was awarded 10,000 performance shares and Ralph T. Finkenbrink, the Company’s Senior Vice President-Finance and Secretary, was awarded 1,000 performance shares and 15,000 shares of restricted stock. The shares of restricted stock awarded to Mr. Finkenbrink vest three years from the date of grant. The 1,000 performance shares awarded to Mr. Finkenbrink and one-half of the performance shares awarded to Mr. Vosotas are subject to the same fiscal year-to-fiscal year operating income targets applicable to the performance shares awarded to the non-employee directors as set forth above. The number of Common shares that Mr. Vosotas shall be entitled to receive pursuant to the remaining one-half of his performance shares will depend upon the Company’s ability to meet fiscal year-to-fiscal year gross revenue growth targets, but will not exceed 5,000 Common shares.

The following table shows information concerning the performance shares and/or shares of restricted stock that were issued to the named executive officers and the non-employee directors as a group immediately following the 2006 Annual General Meeting of Shareholders on August 9, 2006:

Name and Position	Number of Performance Shares Awarded	Number of Shares of Restricted Stock Awarded
Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President	10,000	—
Ralph T. Finkenbrink, Senior Vice President-Finance and Secretary	1,000	15,000
Executive Group	11,000	15,000
Non-Executive Director Group (3 persons)	3,000	—
Non-Executive Officer Employee group	1,000	9,000

Item 9.01 Financial Statements Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)	Nicholas Financial, Inc. 2006 Equity Incentive Plan [Incorporated by reference to Appendix A to the Company’s Proxy Statement for the 2006 Annual General Meeting of Shareholders (File No. 0-26680)]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amended report to be signed on its behalf by the undersigned thereunder duly authorized.

NICHOLAS FINANCIAL, INC.

By:	/s/ Peter L. Vosotas
Name:	Peter L. Vosotas
Title:	Chairman, President, Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Ralph T. Finkenbrink
Name:	Ralph T. Finkenbrink
(Principal Financial Officer and Accounting Officer)

Date: November 15, 2006

EXHIBIT INDEX

Exhibit Number	Description
(10.1)	Nicholas Financial, Inc. 2006 Equity Incentive Plan [Incorporated by reference to Appendix A to the Company’s Proxy Statement for the 2006 Annual General Meeting of Shareholders (File No. 0-26680)]

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